HHSC Contract No. 529-00-139G

STATE OF TEXAS

COUNTY OF TRAVIS

AMENDMENT FIVE
TO THE AGREEMENT BETWEEN THE
HEALTH & HUMAN SERVICES COMMISSION
AND
AMERIGROUP TEXAS, INC.
FOR HEALTH SERVICES
TO THE
CHILDREN’S HEALTH INSURANCE PROGRAM

THIS CONTRACT AMENDMENT (the “Amendment”) is entered into between the HEALTH & HUMAN SERVICES COMMISSION (“HHSC”), an administrative agency within the executive department of the State of Texas, and Amerigroup Texas, Inc. (“CONTRACTOR”), a health maintenance organization organized under the laws of the State of Texas, possessing a certificate of authority issued by the Texas Department of Insurance to operate as a health maintenance organization, and having its principal office at 2730 North Stemmons Freeway, Suite 608 West Tower, Dallas, Texas 75207. HHSC and CONTRACTOR may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

The Parties hereby agree to amend their original contract, HHSC contract number 529-00-139 (the “Agreement”), as set forth in Article 2 of this Amendment.

ARTICLE 1.    PURPOSE.

SECTION 1.01  Authorization.

This Amendment is executed by the Parties in accordance with Article 8 of the Agreement.

SECTION 1.02  Modifications.

The Parties amend the following sections of the Agreement:

(1)  Article 3 of the Agreement, which contains the definitions of “Expiration Date” and “Initial Term;”

(2)  Section 10.02 of the Agreement, which establishes premium and supplemental rates to be paid to CONTRACTOR for providing the Services, for the purpose of establishing premium rates effective October 1, 2002;

SECTION 1.03  Effective Date.

(a)  General effective date of changes.

Except as provided in paragraph (b) of this Section 1.03 below, this Amendment is effective immediately following execution by both CONTRACTOR and HHSC and terminates on the Expiration Date of the Agreement, unless extended or terminated sooner by HHSC in accordance with the Agreement.

(b)  Notwithstanding the effective date established under paragraph (a) of this Section 1.03, Section 10.02(c) of the Agreement, as added by this amendment, is not effective until October 1, 2002. Premium rates payable to CONTRACTOR before October 1, 2002, will be paid in accordance with the provisions of Section 10.02 as modified by Amendment 3 to this Agreement.

HHSC Contract No. 529-00-139G

ARTICLE 2.    AMENDMENT TO THE OBLIGATIONS OF THE PARTIES

SECTION 2.01  Modification to Article 3.

Article 3 of the Agreement is modified as follows (deletions denoted by strikeouts):

“Expiration Date” means August 31, 2004.”

“Initial Term” means the period between the Effective Date and the Expiration Date of this Agreement.”

SECTION 2.02  Modification to Premium Rates.

Section 10.02 of the Agreement is modified by the addition of a new subsection (c) as follows:

“Section 10.02  Time and manner of premium payment.

(c)  For the period beginning October 1, 2002 and ending August 31, 2003 CONTRACTOR will be entitled to a payment in accordance with this subsection (c). CONTRACTOR will be paid based on per member/per month premiums and new and current enrollment figures (including disenrollment adjustments to previous monthly enrollment totals). The Administrative Services Contractor will convey premiums payable information to CONTRACTOR for data reconciliation and to the Management Services Contractor. CONTRACTOR must reconcile the data and report any errors to the Management Services Contractor by the cut-off date of the next month. The Management Services Contractor will pay CONTRACTOR by the first business day following the 14th day of each month. CONTRACTOR must accept payment for premiums by direct deposit into CONTRACTOR’s account. For the period beginning October 1, 2002 and ending August 31, 2003, the premium rates are:

CSA #	Under Age 1	Ages 1-5	Ages 6-14	Ages 15-18
2
6

CONTRACTOR does not bill HHSC, the Administrative Services Contractor, other state agencies, or institutions for the monthly premium payment.

ARTICLE 3.    REPRESENTATIONS AND AGREEMENT OF THE PARTIES

The Parties contract and agree that the terms of the Agreement will remain in effect and continue to govern except to the extent modified in this Amendment.

By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made a part of the Agreement as though it were set out word for word in the Agreement.

HHSC Contract No. 529-00-139G

IN WITNESS HEREOF, HHSC and the CONTRACTOR have each caused this Amendment to be signed and delivered by its duly authorized representative.

AMERIGROUP TEXAS, INC.		HEALTH & HUMAN SERVICES COMMISSION

By:		By:	Jason Cooke Director of Program Operations

Name and Title

Date:		Date:

HHSC Contract No. 529-00-139G